UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-KA

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      January 8, 2008

KELLWOOD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-07340	36-2472410

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Kellwood Parkway, St. Louis, Missouri	63017

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      (314) 576-3100

Not Applicable

(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION ON DISPOSITION OF ASSETS

On January 8, 2008, the Company announced that it completed the sale of its Smart Shirts manufacturing operations and related real estate assets in two separate transactions resulting in gross proceeds of approximately $162 million in cash in the aggregate. Kellwood received approximately $121 million in cash at closing from the sale of the Smart Shirts business from Youngor Group Co., Ltd. Separately, the Company sold its Smart Shirts real estate assets in Hong Kong to Bright Treasure Development Ltd. for approximately $41 million in cash. The proceeds from the transactions will be used to repurchase shares and reduce debt.

This filing amends the Report on Form 8-K filed by the Company on January 9, 2007 to provide pro forma financial information required in connection with the sale of Smart Shirts.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro forma financial information

Pro forma financial information is being provided as noted in our Form 8-K, item 2.01, filed January 9, 2008.

The following unaudited pro forma financial information is presented to give effect to the disposition of the Smart Shirts manufacturing operations and the disposition of related Smart Shirts real estate assets. The unaudited pro forma balance sheet as of November 3, 2007 is based on our historical statements as of November 3, 2007 after giving effect to the dispositions as if they had occurred on November 3, 2007. The unaudited pro forma statements of operations for the nine months ended November 3, 2007 and the fiscal years ended February 3, 2007, January 28, 2006 and January 29, 2005 are based on our historical financial statements for such periods after giving effect to the dispositions of the Smart Shirts manufacturing operations and the disposition of related Smart Shirts real estate assets as if they had occurred on February 1, 2004.

The unaudited pro forma financial statements should be read in conjunction with our historical Consolidated Financial Statements and Notes thereto contained in our 2006 Annual Report on Form 10-K, filed March 22, 2007, and our Third Quarter 2007 Form 10-Q, filed December 7, 2007.

For purposes of preparing these pro forma financial statements, we have made adjustments based on assumptions that we believe to be reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma financial information presented is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have occurred had the sales been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position.

KELLWOOD COMPANY AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF NOVEMBER 3, 2007

(Amounts in thousands)

	Kellwood Historical	Pro Forma Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$ 130,984	$ 122,743	(d)	$ 253,727
Receivables, net	216,143	-		216,143
Inventories	160,608	-		160,608
Current deferred taxes and prepaid expenses	56,562	-		56,562
Current assets of discontinued operations	183,262	(166,649)	(b), (c)	16,613
Total current assets	747,559	(43,906)		703,653

Property, plant and equipment, net	44,222	-		44,222
Intangible assets, net	249,478	-		249,478
Goodwill	251,035	-		251,035
Other assets	62,831	-		62,831
Long-term assets of discontinued operations	39,291	(39,061)	(b), (c)	230
Total assets	$ 1,394,416	$ (82,967)		$ 1,311,449

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable and current portion of long-term debt	$ 42	$ -		$ 42
Accounts payable	94,757	-		94,757
Accrued salaries and employee benefits	22,729	-		22,729
Other accrued expenses	47,532	1,647	(f)	49,179
Current liabilities of discontinued operations	99,016	(69,827)	(b), (c)	29,189
Total current liabilities	264,076	(68,180)		195,896

Long-term debt	470,220	-		470,220
Deferred income taxes and other	78,490	-		78,490
Long-term liabilities of discontinued operations	19,548	(13,576)	(b), (c)	5,972

Stockholders’ equity	562,082	(1,211)	(b), (e)	560,871
Total liabilities and stockholders’ equity	$ 1,394,416	$ (82,967)		$ 1,311,449

KELLWOOD COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

(Amounts in thousands except per share data)

	Nine Months Ended November 3, 2007
	Kellwood Historical	Pro Forma Adjustments	(a)	As Adjusted
Net sales	$ 1,143,109	$ -		$ 1,143,109
Cost of products sold	847,320	-		847,320
Selling, general and administrative expenses	245,231	-		245,231
Stock option expense	986	-		986
Amortization of intangible assets	10,678	-		10,678
Impairment, restructuring and other non-recurring charges	130,098	-		130,098
Interest expense, net	15,667	-		15,667
Other income, net	(27)	-		(27)
Loss before income taxes	(106,844)	-		(106,844)
Income taxes	(33,315)	-		(33,315)
Net loss from continuing operations	$ (73,529)	$ -		$ (73,529)

Weighted average shares outstanding:
Basic and diluted	25,895			25,895

Basic loss per share:
Continuing operations	$ (2.84)			$ (2.84)

Diluted loss per share:
Continuing operations	$ (2.84)			$ (2.84)

KELLWOOD COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

(Amounts in thousands except per share data)

	Year Ended February 3, 2007
	Kellwood Historical	Pro Forma Adjustments		As Adjusted
Net sales	$ 1,961,750	$ (447,463)	(a)	$ 1,514,287
Cost of products sold	1,547,242	(381,831)	(a)	1,165,411
Selling, general and administrative expenses	322,586	(38,089)	(a)	284,497
Stock option expense	4,345	-		4,345
Amortization of intangible assets	10,935	-		10,935
Impairment, restructuring and other non-recurring charges	33,632	-		33,632
Interest expense, net	15,676	(2,211)	(a)	13,465
Other income, net	(1,743)	1,325	(a)	(418)
Earnings before income taxes	29,077	(26,657)		2,420
Income taxes	7,994	(7,302)	(a)	692
Net earnings from continuing operations	$ 21,083	$ (19,355)		$ 1,728

Weighted average shares outstanding:
Basic	25,709			25,709
Diluted	25,866			25,866

Basic earnings per share:
Continuing operations	$ 0.82			$ 0.07

Diluted earnings per share:
Continuing operations	$ 0.82			$ 0.07

KELLWOOD COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

(Amounts in thousands except per share data)

	Year Ended January 28, 2006
	Kellwood Historical	Pro Forma Adjustments		As Adjusted
Net sales	$ 1,962,039	$ (416,618)	(a)	$ 1,545,421
Cost of products sold	1,559,453	(346,024)	(a)	1,213,429
Selling, general and administrative expenses	318,010	(33,897)	(a)	284,113
Stock option expense	-	-		-
Amortization of intangible assets	10,685	-		10,685
Impairment, restructuring and other non-recurring charges	42,341	-		42,341
Interest expense, net	23,241	1,456	(a)	24,697
Other income, net	(1,302)	928	(a)	(374)
Earnings (loss) before income taxes	9,611	(39,081)		(29,470)
Income taxes	(9,145)	1,483	(a)	(7,662)
Net earnings (loss) from continuing operations	$ 18,756	$ (40,564)		$ (21,808)

Weighted average shares outstanding:
Basic	26,986			26,986
Diluted	26,986			26,986

Basic earnings (loss) per share:
Continuing operations	$ 0.70			$ (0.81)

Diluted earnings (loss) per share:
Continuing operations	$ 0.70			$ (0.81)

KELLWOOD COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

(Amounts in thousands except per share data)

	Year Ended January 29, 2005
	Kellwood Historical	Pro Forma Adjustments		As Adjusted
Net sales	$ 2,115,252	$ (422,543)	(a)	$ 1,692,709
Cost of products sold	1,654,901	(340,415)	(a)	1,314,486
Selling, general and administrative expenses	331,670	(35,290)	(a)	296,380
Stock option expense	-	-		-
Amortization of intangible assets	11,205	-		11,205
Impairment, restructuring and other non-recurring charges	-	-		-
Interest expense, net	25,860	295	(a)	26,155
Other income, net	(2,091)	1,992	(a)	(99)
Earnings before income taxes	93,707	(49,125)		44,582
Income taxes	31,486	(16,150)	(a)	15,336
Net earnings from continuing operations	$ 62,221	$ (32,975)		$ 29,246

Weighted average shares outstanding:
Basic	27,504			27,504
Diluted	28,039			28,039

Basic earnings per share:
Continuing operations	$ 2.26			$ 1.06

Diluted earnings per share:
Continuing operations	$ 2.22			$ 1.04

Notes to Unaudited Pro Forma Financial Information

1.	Basis of Presentation

The historical financial statements represent the consolidated balance sheets and statements of operations derived from the Annual Report on Form 10-K for the years ended February 3, 2007, January 28, 2006 and January 29, 2005, and the Quarterly Report on Form 10-Q for the period ended November 3, 2007.

The accompanying financial information has been presented to give effect to the disposition of the Smart Shirts manufacturing operations and the disposition of related Smart Shirts real estate assets. The unaudited pro forma balance sheet as of November 3, 2007 is based on our historical statements as of November 3, 2007 after giving effect to the dispositions as if they had occurred on November 3, 2007. The unaudited pro forma statements of operations for the nine months ended November 3, 2007 and the fiscal years ended February 3, 2007, January 28, 2006 and January 29, 2005 are based on our historical financial statements for such periods after giving effect to the dispositions of the Smart Shirts manufacturing operations and related Smart Shirts real estate assets as if they had occurred on February 1, 2004.

2.	Transactions

In January 2008, we received approximately $120.0 million in cash, plus reimbursement for capital spending from November 2007 through closing of approximately $1.2 million, for the Smart Shirts manufacturing operations. Separately, in November 2007, we sold related Smart Shirts real estate assets in Hong Kong for approximately $41.4 million in cash.

Based on these proceeds and, after taking into account transaction costs and expenses of approximately $7.4 million, we expect to incur an estimated pre-tax gain of approximately $14.3 million and break-even after taxes. The actual gain or loss will be dependent upon the net book value of the Smart Shirts manufacturing operations as of the January 2008 closing date. Smart Shirts’ working capital, a significant component of book value, is significantly influenced by sales patterns, which are highly seasonal. Inventories, accounts payable and accrued expenses are highly dependent upon sales levels and order lead times. Receivable levels are driven by recent months’ sales and customer payment experience. The actual gain and loss on the dispositions may differ materially from the information presented.

3.	Pro Forma Adjustments

The pro forma adjustments are described below:

(a)

In January 2008, we completed the sale of our Smart Shirts manufacturing operations primarily located in Asia. Separately, in November 2007, we completed the sale of related Smart Shirts real estate assets in Hong Kong. We determined these sales to be important steps in the execution of our long-term financial and strategic plans as we significantly reduced our percentage of private label business and eliminated capital intensive manufacturing from our operations. For the pro forma statements of operations for the fiscal years ended February 3, 2007, January 28, 2006 and January 29, 2005, we separately adjusted the historical statements of operations as the Smart Shirts manufacturing operations were included in continuing operations. The historical operating results of these divested businesses have been excluded as they will be classified as discontinued operations. For the pro forma statement of operations for the nine months ended November 3, 2007, this business was previously excluded from continuing operations and presented within discontinued operations in the Quarterly Report on Form 10-Q for the period ended November 3, 2007; thus, no adjustment was required.

(b)

Historically, the Smart Shirts manufacturing operations were presented in our consolidated results on a one-month lag. For the pro forma balance sheet as of November 3, 2007, we have included a pro forma adjustment for the impact to the balance sheet of the Smarts Shirts manufacturing operations for the month of October 2007. Related to this adjustment, the amounts included for each caption of “Current assets of discontinued operations”, “Long-term assets of discontinued operations”, “Current liabilities of discontinued operations”, “Long-term liabilities of discontinued operations” and “Stockholders’ equity” are $(13.5) million, $0.1 million, $(12.4) million, $0.3 million and $(1.3) million, respectively.

(c)

Amounts represent the historical account balances of Smart Shirts that were disposed in the sale of the Smart Shirts real estate assets and the sale of the Smart Shirts manufacturing operations. Specific to these adjustments, the amounts included for each caption of “Current assets of discontinued operations”, “Long-term assets of discontinued operations”, “Current liabilities of discontinued operations”, “Long-term liabilities of discontinued operations” are $(153.2) million, $(39.2) million, $(57.4) million, $(13.9) million respectively.

(d)

Amount represents the pro forma gross cash proceeds of $161.4 million, less transaction costs and expenses of $5.8 million, less Smart Shirts outstanding debt of $32.9 million ($19.0 million of short-term and $13.9 million of long-term) that was retired with the proceeds of the Smart Shirts real estate sale. Although the final cash proceeds upon closing will include an amount to reimburse us for capital expenditures from November 2007 through closing, this amount has been excluded as such capital spending is not included in the historical balance sheet as of November 3, 2007.

(e)

Amount represents the Smart Shirts net loss of $1.3 million in October 2007 related to the one-month lag, as further discussed in the pro forma adjustment (b) above. The sale transactions were estimated at break-even. The actual gain or loss will be dependent upon the net book value of the Smart Shirts manufacturing operations as of the January 2008 closing date. Smart Shirts’ working capital, a significant component of book value, is significantly influenced by sales patterns, which are highly seasonal. Inventories, accounts payable and accrued expenses are highly dependent upon sales levels and order lead times. Receivable levels are driven by recent months’ sales and customer payment experience. The actual gain and loss on the dispositions may differ materially from the information presented.

(f)

Amount represents accrued transaction costs and expenses related to the sale of the Smart Shirts manufacturing operations. Of the $7.4 million of estimated transaction costs and expenses, $5.8 million has been presented as a reduction in cash, as noted in (d) above, with the remainder included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLWOOD COMPANY

(Registrant)

DATE January 14, 2008	BY:	/s/ Thomas H. Pollihan

Thomas H. Pollihan
Executive Vice President, Secretary
and General Counsel